Exhibit 1.1

EXECUTION VERSION

7,931,926 Shares

Union Bankshares Corporation

Common Stock

UNDERWRITING AGREEMENT

January 24, 2018

Keefe, Bruyette & Woods, Inc.

787 Seventh Avenue, 4th Floor

New York, New York 10019

As representative of the Underwriters listed in Schedule A-1 hereto

Ladies and Gentlemen:

The shareholders of Union Bankshares Corporation, a Virginia corporation (the “Company”), listed on Schedule A-2 hereto (the “Selling Shareholders”) severally propose to sell to the several underwriters named in Schedule A-1 hereto (the “Underwriters”) pursuant to the terms set forth in this Underwriting Agreement (this “Agreement”) an aggregate of 7,931,926 shares (the “Shares”) of the Company’s common stock, par value $1.33 per share (the “Common Stock”), with each Selling Shareholder selling the amount set forth opposite its name in Schedule A-2 hereto. Keefe, Bruyette & Woods, Inc. (“KBW”) has agreed to act as representative of the several Underwriters (in such capacity, the “Representative”) in connection with the offering and sale of the Shares.

The Company has prepared and filed with the United States Securities and Exchange Commission (the “Commission”) an “automatic shelf registration statement,” as defined under Rule 405 (“Rule 405”) of the rules and regulations of the Commission under the Securities Act of 1933, as amended (the “Securities Act,” and such rules and regulations promulgated thereunder being referred to as the “Securities Act Regulations”), on Form S-3 (File No. 333-220398), which includes the form of prospectus covering the public offering and sale of certain securities of the Company, including the Shares, under the Securities Act and which automatic shelf registration statement became effective upon filing with the Commission under Rule 462(e) of the Securities Act Regulations. Such registration statement, as of any time, means such registration statement as amended by any post-effective amendment thereto at such time, including the exhibits and any schedules thereto at such time, but excluding the Statement of Eligibility on Form T-1, and including the documents incorporated or deemed to be incorporated by reference therein at such time pursuant to Item 12 of Form S-3 under the Securities Act and any post-effective amendment, prospectus supplement or other documents otherwise deemed to be a part thereof as of such time pursuant to Rule 430B of the Securities Act Regulations (“Rule 430B”), and is referred to herein as the “Registration Statement”; provided, that the “Registration Statement” without reference to a time means such registration statement as amended by any post-effective amendment thereto as of the time of the first contract of sale for the Shares, which time shall be considered the “new effective date” of the Registration Statement with respect to the Shares within the meaning of paragraph (f)(2) of Rule 430B, including the exhibits and any schedules thereto at such time, but excluding the Statement of Eligibility on Form T-1, and including the documents incorporated or deemed to be incorporated by reference therein at such time pursuant to Item 12 of Form S-3 under the Securities Act and the documents otherwise deemed to be a part thereof as of such time pursuant to Rule 430B. The form of prospectus appearing in the Registration Statement at the time of its initial effectiveness and including the documents incorporated by reference therein, is hereinafter called the “Base Prospectus.” Each preliminary prospectus supplement and the Base Prospectus used in connection with the offering of the Shares in the form of which has been or will be filed with the Commission pursuant to Rule 424(b) of the Securities Act Regulations (“Rule 424(b)”), including the documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act immediately prior to the time of its first use, are collectively referred to herein as a “preliminary prospectus.” Promptly after execution and delivery of this Agreement, the Company will prepare and file with the Commission a final prospectus supplement relating to the Shares in accordance with the provisions of Rule 424(b). The final prospectus supplement and the Base Prospectus, in the form first furnished to the Underwriters for use in connection with the offering and sale of the Shares, including the documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act immediately prior to the Applicable Time (as defined below), are collectively referred to herein as the “Prospectus.” For purposes of this Agreement, all references to the Registration Statement, the Base Prospectus, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (or any successor system) (“EDGAR”).

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As used in this Agreement:

“Applicable Time” means 7:45 a.m., New York City time, on January 24, 2018 or such other time as agreed by the Company and the Representative.

“Pricing Disclosure Package” means each Issuer General Use Free Writing Prospectus and the most recent preliminary prospectus furnished to the Underwriters for general distribution to investors prior to the Applicable Time, and the pricing information conveyed orally to investors, and as set forth on Schedule B hereto all considered together.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the Securities Act Regulations (“Rule 433”), including, without limitation, any “free writing prospectus” (as defined in Rule 405) relating to the Shares that is (i) required to be filed with the Commission by the Company, (ii) a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission, or (iii) exempt from filing with the Commission pursuant to Rule 433(d)(5)(i) because it contains a description of the Shares or of the offering thereof that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).

“Issuer General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to investors, as evidenced by its being specified in Schedule B hereto.

“Issuer Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus.

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All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” (or other references of like import) in the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to include all such financial statements and schedules and other information incorporated or deemed to be incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be, prior to the Applicable Time; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to include the filing of any document under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder (the “Exchange Act Regulations”) incorporated or deemed to be incorporated by reference in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be, at or after the Applicable Time.

The Company and the Selling Shareholders confirm as follows their respective agreements, as applicable, with the Representative and the several other Underwriters.

SECTION 1.       Representations and Warranties.

(a)          Representations and Warranties by the Company. The Company represents and warrants to each Underwriter and each Selling Shareholder at the date hereof and the Closing Time (as defined below), and agrees with each Underwriter and each Selling Shareholder, as follows:

(i)          Compliance of the Registration Statement, the Prospectus and Incorporated Documents. At the time the Registration Statement and any post-effective amendments thereto were filed with the Commission and at the time hereof, the Company met the requirements for use of Form S-3 under the Securities Act. The Registration Statement is an automatic shelf registration statement under Rule 405, and the offer and sale of the Shares is registered by the Company on such automatic shelf registration statement. The Registration Statement and any post-effective amendment thereto became effective automatically upon the filing thereof with the Commission under the Securities Act and the initial effective date of the Registration Statement is not more than three years before the date of this Agreement. No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the Securities Act, no notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) of the Securities Act Regulations (“Rule 401(g)(2)”) has been received by the Company, no order preventing or suspending the use of any preliminary prospectus or the Prospectus or any amendment or supplement thereto has been issued and no proceedings for any of those purposes have been instituted or are pending or, to the Company’s knowledge, contemplated. The Company has complied with each request (if any) from the Commission for additional information. The Company meets the requirements under the Securities Act specified in the Conduct Rule 5110(b)(7)(C)(i) of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Each of the Registration Statement and any post-effective amendment thereto, at the time of its effectiveness, at the Closing Time and as of each deemed effective date with respect to the Underwriters pursuant to paragraph (f)(2) of Rule 430B, complied in all material respects with the requirements of the Securities Act and the Securities Act Regulations. Each preliminary prospectus, the Prospectus and any amendment or supplement thereto, at the time each was filed with the Commission, complied in all material respects with the requirements of the Securities Act and the Securities Act Regulations and are identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, when they became effective or at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act and the Exchange Act Regulations.

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(ii)         Accurate Disclosure. Neither the Registration Statement nor any post-effective amendment thereto, at its effective time or at the Closing Time (as defined below), contained, contains or will contain an untrue statement of a material fact or omitted, omits or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the Applicable Time, neither (A) the Pricing Disclosure Package nor (B) any individual Issuer Limited Use Free Writing Prospectus, when considered together with the Pricing Disclosure Package, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Neither the Prospectus nor any amendment or supplement thereto, as of its issue date or at the Closing Time, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, at the time the Registration Statement became effective or when such incorporated documents were filed with the Commission, as the case may be, when read together with the other information in the Registration Statement, the Pricing Disclosure Package or the Prospectus, as the case may be, did not, does not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. There are no statutes, regulations, documents or contracts of a character required to be described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, or to be filed as an exhibit to the Registration Statement, which are not described or filed as required. There are no business relationships or related person transactions involving the Company or any Subsidiary (as defined herein) or any other person required to be described in the Registration Statement, the Pricing Disclosure Package and the Prospectus that have not been described as required.

The representations and warranties in this subsection shall not apply to Selling Shareholder Information (as defined below) or statements in or omissions from the Registration Statement or any amendment thereto or the Pricing Disclosure Package or any Issuer Limited Use Free Writing Prospectus or the Prospectus or any amendment or supplement thereto made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representative expressly for use therein. For purposes of this Agreement, the only information so furnished shall be the concession and reallowance figures under the heading “Underwriting—Discounts and Expenses,” the first sentence under the heading “Underwriting—Price Stabilization and Short Positions” and the first sentence under the heading “Underwriting—Passive Market Making” in each case, contained in the Registration Statement, the preliminary prospectus contained in the Pricing Disclosure Package and the Prospectus (collectively, the “Underwriter Information”).

(iii)        Issuer Free Writing Prospectuses. No Issuer Free Writing Prospectus conflicts or will conflict with the information contained in the Registration Statement, any preliminary prospectus or the Prospectus, including any document incorporated by reference therein, that has not been superseded or modified

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(iv)        Well-Known Seasoned Issuer. (A) At the original effectiveness of the Registration Statement, (B) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Securities Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), (C) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c)) made any offer relating to the Shares in reliance on the exemption of Rule 163 and (D) at the Applicable Time, the Company was and is a “well-known seasoned issuer,” as defined in Rule 405.

(v)         Company Not Ineligible Issuer. (A) At the time of filing the Registration Statement and any post-effective amendment thereto, (B) at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Securities Act Regulations) of the Shares and (C) at the Applicable Time, the Company was not and is not an “ineligible issuer,” as defined in Rule 405. The Company has paid the registration fee for this offering pursuant to Rule 456(b)(1)(i) under the Securities Act or will pay such fee within the time period required by such rule (without giving effect to the proviso therein) and otherwise in accordance with Rules 456(b) and 457(r) of the Securities Act Regulations, and in any event prior to the Closing Time.

(vi)        Independent Accountants. Ernst & Young LLP (“EY”), the accounting firm that certified the financial statements and supporting schedules of the Company that are included in the Registration Statement, the Pricing Disclosure Package and the Prospectus, is (i) an independent public accountant with respect to the Company as required by the Securities Act, the Securities Act Regulations, the Exchange Act, the Exchange Act Regulations and the Public Company Accounting Oversight Board (the “PCAOB”), (ii) a registered public accounting firm, as defined by the PCAOB, which has not had its registration superseded or revoked and which has not requested that such registration be withdrawn, and (iii) with respect to the Company, is not and has not been in violation of the auditor independence requirements of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the rules and regulations of the Commission during any time period for which EY has served as the Company’s independent registered public accounting firm. KPMG LLP (“KPMG”), the accounting firm that certified the financial statements of Xenith Bankshares, Inc. (“Xenith”) that are incorporated by reference into the Registration Statement, the Pricing Disclosure Package and the Prospectus, is (i) an independent public accountant with respect to Xenith as required by the Securities Act, the Securities Act Regulations, the Exchange Act, the Exchange Act Regulations and the PCAOB, (ii) a registered public accounting firm, as defined by the PCAOB, which has not had its registration superseded or revoked and which has not requested that such registration be withdrawn, and (iii) with respect to Xenith, is not and has not been in violation of the auditor independence requirements of the Sarbanes-Oxley Act and the rules and regulations of the Commission during any time period for which KPMG has served as Xenith’s independent registered public accounting firm.

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(vii)       Financial Statements; Non-GAAP Financial Measures. The financial statements of the Company and its consolidated Subsidiaries (as defined below) included in the Registration Statement, the Pricing Disclosure Package and the Prospectus, together with the related schedules and notes, comply with the requirements of the Securities Act and present fairly the financial position of the Company and its consolidated Subsidiaries. The financial statements of Xenith and its consolidated subsidiaries, incorporated by reference into the Registration Statement, the Pricing Disclosure Package and the Prospectus, together with the related schedules and notes, present fairly the financial position of Xenith and its consolidated subsidiaries. The financial statements of (A) the Company and its consolidated Subsidiaries, and (B) Xenith and its consolidated subsidiaries at the dates indicated have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved. The supporting schedules, if any, present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Registration Statement, the Pricing Disclosure Package and the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included or incorporated by reference therein. The pro forma financial statements incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, together with the notes related thereto (A) present fairly, in all material respects, the consolidated financial position and results of operations of (i) the Company and its Subsidiaries and (ii) Xenith and its consolidated subsidiaries, at the dates and for the periods specified on a combined pro forma basis, and (B) present fairly, in all material respects, the consolidated financial position of (i) the Company and its Subsidiaries, and (ii) Xenith and its consolidated subsidiaries; the pro forma financial statements referred to in (A) and (B) have been prepared in conformity with the requirements of Article 11 of Regulation S-X and GAAP, applied on a consistent basis throughout the periods involved, and give effect to assumptions and adjustments made in good faith and on a reasonable basis as set forth therein. The pro forma information included in the Registration Statement, Pricing Disclosure Package and the Prospectus presents fairly, in all material respects, the assets, market capitalization, regulatory capital ratios and capital composition, loan composition, deposit base and deposit composition, tangible common equity and tangible book value per share of (i) the Company and its Subsidiaries and (ii) Xenith and its consolidated subsidiaries, at the dates specified on a combined pro forma basis; the pro forma information referred to in this sentence give effect to assumptions and adjustments made in good faith and on a reasonable basis as set forth therein. Except as included therein, no historical or pro forma financial statements or supporting schedules are required to be included in the Registration Statement, any preliminary prospectus or the Prospectus. To the extent applicable, all disclosures contained in the Registration Statement, the Pricing Disclosure Package or the Prospectus, if any, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G under the Exchange Act and Item 10(e) of Regulation S-K under the Securities Act, except as previously disclosed to the Underwriters. The interactive data in eXtensible Business Reporting Language incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus is updated as necessary to comply with the requirements of the Securities Act and the Commission’s rules and guidelines applicable thereto and present fairly the consolidated financial position, results of operations and changes in financial position of the Company and its Subsidiaries on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply.

(viii)      No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse effect, or any development that could be expected to result in a material adverse effect, (i) on the general affairs, condition (financial or otherwise), business, properties, prospects, management, financial position, shareholders’ equity, assets, liabilities or results of operations, of the Company and its Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business or (ii) in the ability of the Company to perform its obligations under, and to consummate the transactions contemplated by, this Agreement (each of (i) and (ii) a “Material Adverse Effect”), (B) there has not been any change in the capital stock or long-term debt or any material changes in short-term debt of the Company or any of the Subsidiaries, (C) there have been no transactions entered into by, and no obligations or liabilities, contingent or otherwise, incurred by the Company or any of the Subsidiaries, whether or not in the ordinary course of business, which are material to the Company and the Subsidiaries, considered as one enterprise, (D) the Company has not purchased any of its outstanding capital stock and there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock and (E) there has been no material loss or interference with the Company’s business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, in each case, otherwise than as set forth or contemplated in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

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(ix)         Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the Commonwealth of Virginia and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing could not result in a Material Adverse Effect.

(x)          Good Standing of Subsidiaries. Union Bank & Trust (the “Bank”) is a bank chartered under the laws of the Commonwealth of Virginia and the charter of the Bank is in full force and effect. The Bank is the only “significant subsidiary” of the Company (as such term is defined in Rule 1-02 of Regulation S-X). Each other subsidiary (as defined in Rule 405 under the Securities Act) of the Company (each, a “Subsidiary”) has been duly organized and is validly existing as a corporation or other organization in good standing under the laws of the jurisdiction of its incorporation, formation or organization, has the requisite corporate or organizational power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus and is duly qualified as a foreign corporation or other business entity to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing could not result in a Material Adverse Effect. Except as otherwise disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, all of the issued and outstanding capital stock of each such Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through Subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of any Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary arising by operation of law, or under the articles of incorporation, bylaws or other organizational documents of the Company or any Subsidiary or under any agreement to which the Company or any Subsidiary is a party. The only Subsidiaries of the Company are those listed on Schedule C hereto.

(xi)         Capitalization. The authorized, issued and outstanding capital stock of the Company is as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus (except for subsequent issuances, if any, pursuant to reservations, agreements or employee benefit plans referred to in the Registration Statement, the Pricing Disclosure Package and the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Registration Statement, the Pricing Disclosure Package and the Prospectus). All issued and outstanding shares of Common Stock (including the Shares owned by the Selling Shareholders) have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of Common Stock were issued in violation of the preemptive rights, rights of first refusal or other similar rights of any securityholder of the Company arising by operation of law, or under the articles of incorporation, bylaws or other organizational documents of the Company or any Subsidiary or under any agreement to which the Company or any Subsidiary is a party.

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(xii)        Company Equity Awards. With respect to any stock options, restricted stock or other equity awards (the “Equity Awards”) granted pursuant to any compensation plan of the Company or its Subsidiaries providing for the issuance of Equity Awards (the “Company Plans”), (A) each grant of an Equity Award was duly authorized no later than the date on which the grant of such Equity Award was by its terms to be effective by all necessary corporate action, and (B) each such grant was made in accordance with the terms of the Company Plans and all other applicable laws and regulatory rules or requirements.

(xiii)       Authorization of Agreement. The Company has full right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and all action required to be taken for the due and proper authorization, execution and delivery by it of this Agreement and the consummation by it of the transactions contemplated hereby has been duly and validly taken. This Agreement has been duly authorized, executed and delivered by the Company.

(xiv)      Securities Offerings. All offers and sales by the Company of the Company’s capital stock and debt or other securities prior to the date hereof were made in compliance with or were the subject of an available exemption from the Securities Act and the Securities Act Regulations and all other applicable state and federal laws or regulations, or any actions under the Securities Act and the Securities Act Regulations or any state or federal laws or regulations in respect of any such offers or sales are effectively barred by effective waivers or statutes of limitation.

(xv)       Authorization and Description of Shares. The Shares to be purchased by the Underwriters from the Selling Shareholders have been duly authorized for issuance and were validly issued and fully paid and non-assessable; the Common Stock conforms to all statements relating thereto contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus and such statements conform to the rights set forth in the instruments defining the same; no holder of the Shares will be subject to personal liability for the debts of the Company by reason of being such a holder; and the sale of the Shares is not subject to the preemptive rights, rights of first refusal or other similar rights of any securityholder of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of the Subsidiaries other than those described in the Registration Statement, the Pricing Disclosure Package and the Prospectus. The descriptions of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus accurately and fairly present the information required to be shown with respect to such plans, arrangements, options and rights.

(xvi)      Registration Rights. There are no contracts, agreements or understandings between the Company and any person granting such person registration rights or other similar rights to have any securities registered for resale pursuant to the Registration Statement or otherwise registered for resale or sold by the Company or the Selling Shareholders under the Securities Act pursuant to this Agreement other than any rights of the Selling Shareholders or any other rights that have been disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

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(xvii)     Summaries of Legal Matters. The statements set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the caption “Description of Capital Stock” and “Description of Common Stock” and under the caption “Supervision and Regulation” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, insofar as they purport to describe the provisions of the laws and regulations or documents referred to therein, are accurate, complete and fair in all material respects.

(xviii)    Absence of Defaults and Conflicts. The Company is not in violation of its Articles of Incorporation, as amended April 25, 2014 (the “Charter”), or Bylaws, as amended January 21, 2017 (the “Bylaws”); none of the Subsidiaries is in violation of its charter, bylaws or other organizational documents and neither the Company nor any of its Subsidiaries is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any Subsidiary is subject (collectively, “Agreements and Instruments”), or in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except for such violations or defaults that would not reasonably be expected to, singly or in the aggregate, result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and therein, and in the Registration Statement (including the sale of the Shares) and compliance by the Company with its obligations hereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary pursuant to, the Agreements and Instruments (except for such conflicts, breaches, defaults, Repayment Events or liens, charges or encumbrances that would not reasonably be expected to, singly or in the aggregate, result in a Material Adverse Effect); nor will such action result in any violation of the provisions of the Charter or Bylaws of the Company or the charter, bylaws or other organizational document of any Subsidiary; nor will such action result in any violation of any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any Subsidiary or any of their assets, properties or operations (except for such violations that would not reasonably be expected to, singly or in the aggregate, result in a Material Adverse Effect). As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any Subsidiary.

(xix)       Nasdaq Compliance. The Company is in compliance in all material respects with the requirements of The Nasdaq Global Select Market (“Nasdaq”) for continued listing of the Common Stock thereon. The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or the listing of the Common Stock on Nasdaq, nor has the Company received any notification that the Commission or Nasdaq is contemplating terminating such registration or listing. The transactions contemplated by this Agreement will not contravene the rules or regulations of Nasdaq.

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(xx)        Absence of Labor Dispute. No labor dispute with the employees of the Company or any Subsidiary exists or, to the knowledge of the Company, is imminent. The Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any Subsidiary’s principal suppliers, manufacturers, customers or contractors, which, in either case, would reasonably be expected to, singly or in the aggregate, result in a Material Adverse Effect. Neither the Company nor any of the Significant Subsidiaries is engaged in any unfair labor practice; except for matters which would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect, (A) there is (1) no unfair labor practice complaint pending or, to the Company’s knowledge, threatened against the Company or any of the Significant Subsidiaries before the National Labor Relations Board or any similar domestic or foreign body, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or, to the Company’s knowledge, threatened, (2) no strike, labor dispute, slowdown or stoppage pending or, to the Company’s knowledge, threatened against the Company or any of the Significant Subsidiaries and (3) no union representation dispute currently existing concerning the employees of the Company or any of the Significant Subsidiaries, (B) to the Company’s knowledge, no union organizing activities are currently taking place concerning the employees of the Company or any of the Significant Subsidiaries and (C) there has been no violation of any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws or any similar domestic or foreign law or the rules and regulations promulgated thereunder concerning the employees of the Company or any of the Significant Subsidiaries.

(xxi)       Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any Subsidiary, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which, if determined adversely to the Company or any Subsidiary, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect, or which would materially and adversely affect the properties or assets thereof, nor to the Company’s knowledge, is there any basis for any such action, suit, inquiry, proceeding or investigation; the aggregate of all pending legal or governmental proceedings to which the Company or any Subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, if determined adversely to the Company or any Subsidiary, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

(xxii)      Bank Holding Company Act. The Company has been duly registered as, and meets in all material respects the applicable requirements for qualification as, a bank holding company and has elected to be treated as a financial holding company under the applicable provisions of the Bank Holding Company Act of 1956, as amended. The activities of the Subsidiaries are permitted of subsidiaries of a financial holding company under applicable law and the rules and regulations of the Federal Reserve set forth in Title 12 of the Code of Federal Regulations.

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(xxiii)     Compliance with Bank Regulatory Authorities. The Company and each of its Subsidiaries is in compliance in all material respects with all applicable laws, rules and regulations (including, without limitation, all applicable regulations and orders) of, or agreements with, the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation (the “FDIC”), and the Bureau of Financial Institutions of the Virginia State Corporation Commission (the “Bureau”), as applicable (collectively, the “Bank Regulatory Authorities”), the Equal Credit Opportunity Act, the Fair Housing Act, the Truth in Lending Act, the Community Reinvestment Act (the “CRA”), the Home Mortgage Disclosure Act, the Bank Secrecy Act and Title III of the USA Patriot Act, to the extent such laws or regulations apply to the Company or the Bank, as applicable. The Company and the Bank have no knowledge of any facts and circumstances, and have no reason to believe that any facts or circumstances exist, that could cause the Bank (A) to be deemed not to be in satisfactory compliance with the CRA and the regulations promulgated thereunder or to be assigned a CRA rating by federal or state banking regulators of lower than “satisfactory,” or (B) to be deemed to be operating in violation, in any material respect, of the Bank Secrecy Act of 1970 (or otherwise known as the “Currency and Foreign Transactions Reporting Act”), the USA Patriot Act (or otherwise known as “Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001”) or any order issued with respect to the Anti-Money Laundering Laws (as defined below). As of December 31, 2017, the Bank met or exceeded the standards necessary to be considered “well capitalized” under the FDIC’s regulatory framework for prompt corrective action. The Bank has been duly chartered, is validly existing under the laws of the Commonwealth of Virginia and holds the requisite authority to do business as a state-chartered bank with banking powers under the laws of the Commonwealth of Virginia. The Bank is the only depository institution subsidiary of the Company and the Bank is a member in good standing of the Federal Home Loan Bank System. The activities of the Bank are permitted under the laws and regulations of the Commonwealth of Virginia. Since December 31, 2013, each of the Company, the Bank and each of their subsidiaries have filed all material reports, registrations and statements, together with any required amendments thereto, that it was required to file with the Federal Reserve, the FDIC, the Bureau and any other applicable federal or state banking authorities. All such reports and statements filed with any such regulatory body or authority are collectively referred to herein as the “Company Reports.” As of their respective dates, the Company Reports complied as to form in all material respects with all applicable rules and regulations promulgated by the Federal Reserve, the FDIC, the Bureau and any other applicable federal or state banking authorities, as the case may be. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, none of the Company, the Bank or any of their respective subsidiaries is a party or subject to any formal or informal agreement, memorandum of understanding, consent decree, directive, cease-and-desist order, order of prohibition or suspension, written commitment, supervisory agreement or other written statement as described under 12 U.S.C. 1818(u) with, or order issued by, or has adopted any board resolutions at the request of, the Federal Reserve, the FDIC, the Bureau or any other bank regulatory authority that restricts materially the conduct of its business, or in any manner relates to its capital adequacy, its credit policies or its management, nor have any of them been advised by any Bank Regulatory Authority that it is contemplating issuing or requesting (or is considering the appropriateness of issuing or requesting) any such order, decree, agreement, memorandum of understanding, extraordinary supervisory letter, commitment letter or similar submission, or any such board resolutions or that imposes any restrictions or requirements not generally applicable to bank holding companies or commercial banks. There is no unresolved violation, criticism or exception by any Bank Regulatory Authority with respect to any examination of the Company, the Bank or any of the Company’s other Subsidiaries, which would reasonably be expected to result in a Material Adverse Effect.

(xxiv)    Accuracy of Exhibits. There are no contracts or documents which are required to be described in the Registration Statement, the Pricing Disclosure Package, the Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required.

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(xxv)     Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental agency or body is necessary or required for the performance by the Company of its obligations under this Agreement in connection with the offering or sale of the Shares or the consummation of the transactions contemplated in this Agreement prior to the Closing Time, except such as have been already obtained or as may be required under the Securities Act, the Securities Act Regulations, the Exchange Act, the Exchange Act Regulations, the rules of Nasdaq, the securities laws of any state or non-U.S. jurisdiction or the rules of FINRA. All of the information provided to the Underwriters or to counsel for the Underwriters by the Company, its counsel, its officers and directors and the holders of any securities (debt or equity) or options to acquire any securities of the Company in connection with the offering of the Shares and for the purpose of compliance with the rules of FINRA is true, complete, and correct in all material respects, and any letters, filings or other supplemental information provided to FINRA pursuant to FINRA Rules or National Association of Securities Dealers Conduct Rules are true, complete and correct in all material respects.

(xxvi)    Possession of Licenses and Permits. The Company and its Subsidiaries possess such permits, licenses, approvals, registrations, memberships, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them; the Company and its Subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure to so comply could not, singly or in the aggregate, have a Material Adverse Effect and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination of any such Governmental License or result in any other material impairment of the rights of any such Governmental License; all of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental License or the failure of such Governmental License to be in full force and effect would not reasonably be expected to have a Material Adverse Effect; and neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has failed to file with applicable regulatory authorities any material statement, report, information or form required by any applicable law, regulation or order, except where such failure to be so in compliance would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect, all such filings were in material compliance with applicable laws when filed and no material deficiencies have been asserted by any regulatory commission, agency or authority with respect to any such filings or submissions.

(xxvii)   Title to Property. The Company and its Subsidiaries have good and marketable title in fee simple to all real property owned by the Company and its Subsidiaries and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (A) are described in the Registration Statement, the Pricing Disclosure Package and the Prospectus or (B) do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any Subsidiary. All of the leases and subleases material to the business of the Company and its Subsidiaries, considered as one enterprise, and under which the Company or any of its Subsidiaries holds properties described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, are in full force and effect and are held under valid, subsisting and enforceable leases, and neither the Company nor any Subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any Subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such Subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

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(xxviii)   Possession of Intellectual Property. The Company and its Subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures and excluding generally commercially available “off the shelf” software programs licensed pursuant to shrink wrap or “click and accept” licenses), systems, technology, trademarks, service marks, trade names or other intellectual property (collectively, “Intellectual Property”) necessary to carry on the business now operated by them, and neither the Company nor any of its Subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would reasonably be expected to render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its Subsidiaries therein and which infringement or conflict (if the subject of an unfavorable ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

(xxix)     Environmental Laws. Except as described in the Registration Statement and except as would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (A) neither the Company nor any of its Subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos-containing materials or mold (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (B) the Company and its Subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or, to the Company’s knowledge, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its Subsidiaries and (D) to the Company’s knowledge, there are no events or circumstances that could result in forming the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its Subsidiaries relating to Hazardous Materials or any Environmental Laws.

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(xxx)       ERISA. Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”), that is maintained, administered or contributed to by the Company or any Subsidiary or any trade or business, whether or not incorporated, which would be treated as a single employer with the Company or the Subsidiaries pursuant to Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”) or 4001(b) of ERISA (an “ERISA Affiliate”) for employees or former employees of the Company and its affiliates, or pursuant to which the Company, a Subsidiary, or one of their ERISA Affiliates has any liability (each, a “Plan”) has been maintained in material compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code. To the knowledge of the Company, no “prohibited transaction,” within the meaning of Section 406 of ERISA or Section 4975 of the Code has occurred with respect to any such Plan excluding transactions effected pursuant to a statutory or administrative exemption. No “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by the Company, the Subsidiaries. No Plan is subject to Title IV of ERISA or the minimum funding standard provisions set out in Sections 302 of ERISA or 412 of the Code. Neither the Company, the Subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (A) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan,” or (B) Sections 412, 4971, 4975 or 4980B of the Code (excluding any liability for premiums for health care continuation benefits to which the Company, its Subsidiaries, or its ERISA Affiliates have contractually agreed to pay pursuant to employment, consulting, or severance agreements). Each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, which is reasonably expected to result in the loss of such qualification. To the knowledge of the Company, there is no pending audit or investigation by the Internal Revenue Service, the U.S. Department of Labor, the Pension Benefit Guaranty Corporation or any other governmental agency or any foreign agency with respect to any Plan.

(xxxi)      Internal Control Over Financial Reporting. The Company and each of its Subsidiaries maintain a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) of the Exchange Act Regulations) that complies in all material respects with the requirements of the Exchange Act and has been designed by the Company’s principal executive officer and principal financial officer and is sufficient to provide reasonable assurance that: (A) transactions are executed in accordance with management’s general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (C) access to assets is permitted only in accordance with management’s general or specific authorization; (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (E) the interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement is accurate and fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, since the end of the Company’s most recent audited fiscal year, (i) there has been no material weakness in the Company’s internal control over financial reporting (whether or not remediated), (ii) there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting and (iii) the Company has not been advised of (a) any significant deficiencies in the design or operation of internal controls that could adversely affect the ability of the Company or any Subsidiary to record, process, summarize and report financial data, or any material weaknesses in internal controls, or (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of the Company or its Subsidiaries.

(xxxii)     Disclosure Controls and Procedures. The Company and its Subsidiaries employ disclosure controls and procedures (as such term is defined in Rule 13a-15(e) of the Exchange Act Regulations), which (A) are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms and that material information relating to the Company and its Subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within the Company and its Subsidiaries to allow timely decisions regarding disclosure, (B) have been evaluated by management of the Company for effectiveness as of the end of the Company’s most recent fiscal quarter, and (C) were then effective in all material respects to perform the functions for which they were established. Based on the evaluation of the Company’s and each Subsidiary’s disclosure controls and procedures described above, the Company is not aware of (1) any significant deficiency in the design or operation of internal controls which could adversely affect the Company’s or its Subsidiaries’ ability to record, process, summarize and report financial data or any material weaknesses in internal controls or (2) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s or its Subsidiaries’ internal controls. Since the most recent evaluation of the Company’s disclosure controls and procedures described above, there have been no changes in internal controls or in other factors that could significantly affect internal controls.

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(xxxiii)    Compliance with the Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications.

(xxxiv)    Pending Procedures and Examinations. The Registration Statement is not the subject of a pending proceeding or examination under Section 8(d) or 8(e) of the Securities Act, and the Company is not the subject of a pending proceeding under Section 8A of the Securities Act in connection with the offering of the Shares.

(xxxv)      Payment of Taxes. All United States federal income tax returns of the Company and the Subsidiaries required by law to be filed have been timely filed and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except assessments that have been or will be promptly contested in good faith and as to which adequate reserves have been provided in the Company’s financials in accordance with GAAP. The Company and the Subsidiaries have filed all other tax returns that are required to have been filed by them pursuant to applicable foreign, state, local or other law, except insofar as the failure to file such returns, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Company or any Subsidiary except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided. The charges, accruals and reserves on the books of the Company and the Subsidiaries in respect of any income and corporation tax liability for any years not finally determined are adequate to meet any assessments or re-assessments for additional income tax for any years not finally determined. Except as otherwise disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there is no tax deficiency that has been or would reasonably be expected to be asserted against the Company or any of its Subsidiaries or any of their respective properties or assets.

(xxxvi)     Insurance. The Company and each Subsidiary is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; neither the Company nor any of its Subsidiaries has been refused any insurance coverage sought or applied for; and the Company has no reason to believe that it or any Subsidiary will not be able to renew their existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not reasonably be expected to have a Material Adverse Effect. All such insurance is fully in force as of the date hereof.

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(xxxvii)    Investment Company Act. The Company is not, and upon the sale of the Shares as herein contemplated will not be, an “investment company” or an entity “controlled” by an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(xxxviii)   Absence of Manipulation. Neither the Company nor any of its Subsidiaries, nor any affiliates of the Company or its Subsidiaries, has taken, directly, or indirectly, and neither the Company nor any of the Subsidiaries, nor any affiliates of the Company or its Subsidiaries, will take, directly or indirectly, any action designed to cause or result in, or which constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company or any “reference security” (as defined in Rule 100 of Regulation M under the Exchange Act) to facilitate the sale or resale of the Shares or otherwise, and has taken no action which would directly or indirectly violate Regulation M under the Exchange Act.

(xxxix)     Foreign Corrupt Practices Act. None of the Company, any of its Subsidiaries or, to the best knowledge of the Company, any director, officer, agent or employee of the Company or any of its Subsidiaries has: (A) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (B) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (C) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”), or any applicable non-U.S. anti-bribery statute or regulation; or (D) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment. To the knowledge of the Company, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(xl)          Anti-Money Laundering Laws. The operations of the Company and its Subsidiaries and, to the knowledge of the Company, their respective affiliates, are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, the money laundering statutes of all applicable jurisdictions and the rules and regulations thereunder issued, administered or enforced by any governmental agency or body (collectively, the “Anti-Money Laundering Laws”); and no action, suit or proceeding by or before any court, governmental agency or body involving the Company or any of its Subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the best knowledge of the Company, threatened. The Company and its Subsidiaries and, to the knowledge of the Company, their respective affiliates, have conducted their businesses in compliance with applicable anti-corruption laws and have instituted and maintain and will continue to maintain policies and procedures designed to promote and achieve compliance with such laws.

(xli)         OFAC. None of the Company or any of its Subsidiaries, nor, to the knowledge of the Company, any officer or director of either the Company or any of its Subsidiaries, any agent, employee, affiliate or person acting on behalf of the Company or any of its Subsidiaries is or has been (A) engaged in any services (including financial services), transfers of goods, software, or technology, or any other business activity related to (i) Cuba, Iran, North Korea, Sudan, Syria or the Crimea region of Ukraine claimed by Russia (“Sanctioned Countries”), (ii) the government of any Sanctioned Country, (iii) any person, entity or organization located in, resident in, formed under the laws of, or owned or controlled by the government of, any Sanctioned Country, or (iv) any person, entity or organization made subject of any sanctions administered or enforced by the United States Government, including, without limitation, the list of Specially Designated Nationals of the Office of Foreign Assets Control of the U.S. Treasury Department , or by the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”); (B) engaged in any transfers of goods, technologies or services (including financial services) that may assist the governments of Sanctioned Countries or facilitate money laundering or other activities proscribed by United States laws, rules or regulations; (C) a person, entity or organization currently the subject of any Sanctions; or (D) located, organized or resident in any Sanctioned Country.

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(xlii)       Relationship. No relationship, direct or indirect, exists between or among the Company or any of its Subsidiaries, on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company or any of its Subsidiaries, on the other, that is required by the Securities Act or Securities Act Regulations to be described in the Registration Statement and/or the Prospectus and that is not so described.

(xliii)      No Restrictions on Subsidiaries. Except in each case as otherwise disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, no Subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s properties or assets to the Company or any other Subsidiary of the Company.

(xliv)      Statistical and Market-Related Data. The statistical and market related data contained in the Registration Statement and Prospectus are based on or derived from sources which the Company believes are reliable and accurate.

(xlv)       Distribution of Offering Material By the Company. The Company has not distributed and will not distribute, prior to the later of the Closing Time and the completion of the Underwriters’ distribution of the Shares, any offering material in connection with the offering and sale of the Shares other than the Registration Statement, the preliminary prospectus contained in the Pricing Disclosure Package, the Prospectus, any Issuer Free Writing Prospectus reviewed and consented to by the Representative and included in Schedule B hereto or any electronic road show or other written communications reviewed and consented to by the Representative and listed on Schedule B hereto (each a, “Company Additional Written Communication”). Each such Company Additional Written Communication, when taken together with the Pricing Disclosure Package, did not, and at the Closing Time will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to (A) statements in or omissions from the Company Additional Written Communication based upon and in conformity with written information furnished to the Company by any Underwriter through the Representative specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter through the Representative consists of the Underwriter Information or (B) statements in or omission from the Company Additional Written Communication based upon and in conformity with written information furnished to the Company by any Selling Shareholder specifically for use therein, it being understood and agreed that the only such information furnished by any Selling Shareholder consists of such Selling Shareholder’s Selling Shareholder Information.

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(xlvi)      Forward-Looking Statements. Each financial or operational projection or other “forward-looking statement” (as defined by Section 27A of the Securities Act or Section 21E of the Exchange Act) contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus (A) was so included by the Company in good faith and with reasonable basis after due consideration by the Company of the underlying assumptions, estimates and other applicable facts and circumstances, and (B) is accompanied by meaningful cautionary statements identifying those factors that could cause actual results to differ materially from those in such forward-looking statement. No such statement was made with the knowledge of an executive officer or director of the Company that it was false or misleading.

(xlvii)     Lock-Up Agreements. Each of the Company’s officers, as defined by Rule 16a-1(f) of the Exchange Act Regulations, and directors of the Company, in each case as listed on Schedule D hereto, has executed and delivered lock-up agreements as contemplated in SECTION 6(m) hereof.

(xlviii)    Fees. Other than as contemplated by this Agreement, there is no broker, finder or other party that is entitled to receive from the Company or any Subsidiary any brokerage or finder’s fee or any other fee, commission or payment as a result of the transactions contemplated by this Agreement.

(xlix)      Deposit Insurance. The deposit accounts of the Bank are insured by the FDIC up to applicable legal limits, the Bank has paid all premiums and assessments required by the FDIC and the regulations thereunder, and no proceeding for the termination or revocation of such insurance is pending or, to the knowledge of the Company, threatened.

(l)           Derivative Instruments. Except as has not resulted in or would not reasonably be expected to result in a Material Adverse Effect, any and all material swaps, caps, floors, futures, forward contracts, option agreements (other than options issued under the Company’s shareholder-approved benefit plans) and other derivative financial instruments, contracts or arrangements, whether entered into for the account of the Company or one of its Subsidiaries or for the account of a customer of the Company or one of its Subsidiaries, were entered into in the ordinary course of business and in accordance with applicable laws, rules, regulations and policies of all applicable regulatory agencies and with counterparties believed by the Company to be financially responsible. The Company and each of its Subsidiaries have duly performed in all material respects all of their obligations thereunder to the extent that such obligations to perform have accrued, and there are no breaches, violations or defaults or allegations or assertions of such by any party thereunder except as could not, singly or in the aggregate, have a Material Adverse Effect.

(li)          Contracts. The material contracts or agreements to which the Company or any of its Subsidiaries is a party have been duly and validly authorized, executed and delivered by the Company or its Subsidiaries, as the case may be, and constitute the legal, valid and binding agreements of the Company or its Subsidiaries, enforceable by and against it in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to enforcement of creditors’ rights generally, and general equitable principles relating to the availability of remedies, and subject to 12 U.S.C. § 1818(b)(6)(D) (or any successor statute) and similar bank regulatory powers and to the application of principles of public policy, and except as rights to indemnity or contribution may be limited by federal or state securities laws and the public policy underlying such laws. Except as would not reasonably be expected to have a Material Adverse Effect, neither the Company nor any Significant Subsidiary has sent or received any communication regarding termination of, or intent not to renew, any of the material contracts or agreements, and no such termination or non-renewal has been threatened by the Company or any Significant Subsidiary or, to the Company’s knowledge, any other party to any such material contract or agreement; and there are no contracts or documents of the Company or any of the Significant Subsidiaries that are required to be described in the Pricing Disclosure Package and the Prospectus or to be filed as exhibits thereto (or to the Registration Statement or the documents incorporated or deemed to be incorporated by reference therein) by the Securities Act or by the rules and regulations of the Commission thereunder that have not been so described and filed.

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(lii)        Off-Balance Sheet Transactions. There is no transaction, arrangement or other relationship between the Company or any of its Subsidiaries and an unconsolidated or other off-balance sheet entity which is required to be disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus (other than as disclosed therein).

(b)          Representations and Warranties by the Selling Shareholders. Each Selling Shareholder, severally and not jointly, represents and warrants to each Underwriter and the Company at the date hereof and the Closing Time (as defined below), and severally and not jointly agrees with each Underwriter and the Company, as follows:

(i)          Consents. All consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Shareholder of this Agreement and for the sale and delivery of the Shares to be sold by such Selling Shareholder hereunder, have been obtained, except the approval by FINRA of the underwriting terms and arrangements, and such consents, approvals, authorizations, and orders as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters; and such Selling Shareholder has full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Shares to be sold by such Selling Shareholder hereunder.

(ii)         Authorization. This Agreement has been duly authorized, executed and delivered by such Selling Shareholder.

(iii)        Incorporation. Such Selling Shareholder, if not an individual, has been duly incorporated (or organized) and is validly existing as a corporation (or other organization) in good standing under the laws of its jurisdiction of organization.

(iv)        Non-Contravention. The sale of the Shares to be sold by such Selling Shareholder hereunder, the execution of this Agreement by such Selling Shareholder and the compliance by such Selling Shareholder with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which such Selling Shareholder or its subsidiaries is a party or by which such Selling Shareholder is bound or to which any of the property or assets of such Selling Shareholder is subject, (B) result in any violation of the provisions of the certificate or articles of incorporation or by-laws (or other organization documents) of such Selling Shareholder, if such Selling Shareholder is not an individual, or (C) result in any violation of any statute or any order, law, rule, regulation or decree of any court or governmental agency or body having jurisdiction over such Selling Shareholder or any of its properties or assets, except in the case of clauses (A) and (C) as would not, individually or in the aggregate, have a material adverse effect on the ability of such Selling Shareholder to consummate the transactions contemplated by this Agreement; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the sale of the Shares to be sold by such Selling Shareholder hereunder or the consummation by such Selling Shareholder of the transactions contemplated by this Agreement, except for the approval by FINRA of the underwriting terms and arrangements, and such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state or foreign securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters.

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(v)         Title. Such Selling Shareholder has, and immediately prior to the Closing Time will have, good and valid title to, or a valid “security entitlement” within the meaning of Section 8-501 of the New York Uniform Commercial Code (the “UCC”) in respect of, the Shares subject to sale by such Selling Shareholder pursuant to this Agreement on such date free and clear of all security interests, claims, liens, equities or other encumbrances and the legal right and power to enter into this Agreement and to sell, transfer and deliver all of the Shares which may be sold by such Selling Shareholder pursuant to this Agreement and to comply with its other obligations hereunder and upon delivery of such Shares and payment therefor pursuant hereto, good and valid title to such Shares, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters.

(vi)        Depository Trust Company. Upon payment for the Shares to be sold by such Selling Shareholder pursuant to this Agreement, delivery of such Shares, as directed by the Underwriters, to Cede & Co. (“Cede”) or such other nominee as may be designated by The Depository Trust Company (“DTC”), registration of such Shares in the name of Cede or such other nominee and the crediting of such Shares on the books of DTC to securities accounts of the Underwriters (assuming that neither DTC nor any such Underwriter has notice of any adverse claim (within the meaning of Section 8-105 of the UCC) to such Shares), (A) DTC shall be a “protected purchaser” of such Shares within the meaning of Section 8-303 of the UCC, (B) under Section 8-501 of the UCC, the Underwriters will acquire a valid security entitlement in respect of such Shares and (C) no action based on any “adverse claim,” within the meaning of Section 8-102 of the UCC, to such Shares may be asserted against the Underwriters with respect to such security entitlement; for purposes of this representation, such Selling Shareholder may assume that when such payment, delivery and crediting occur, (x) such Shares will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company’s share registry in accordance with its articles of incorporation, bylaws and applicable law, rule or regulation, (y) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC and (z) appropriate entries to the accounts of the several Underwriters on the records of DTC will have been made pursuant to the UCC.

(vii)       Selling Shareholder Information. Such Selling Shareholder (A) is familiar with the Selling Shareholder Information (as defined below) with respect to such Selling Shareholder in the Registration Statement, the Pricing Disclosure Package (each, as of the time of the execution and delivery of this Agreement) and the Prospectus (as of the Closing Time) and has no knowledge of any material fact, condition or information not disclosed in the Registration Statement and the Pricing Disclosure Package (each, as of the time of the execution and delivery of this Agreement) and the Prospectus (as of the Closing Time) that has resulted in or may result in a material change relating to such Selling Shareholder Information, and (B) is not prompted to sell its Shares pursuant to this Agreement by any material non-public information concerning the Company or any of the Subsidiaries which is not set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

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(viii)      Manipulation. Such Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to cause or result in, or which constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of the Shares or any reference security (as defined in Regulation M under the Exchange Act) with respect to the Shares, to facilitate the sale or resale of the Shares and has taken no action with respect to the Shares which could directly or indirectly violate Regulation M under the Exchange Act.

(ix)         Proceedings. There are no legal or governmental proceedings pending to which such Selling Shareholder is a party or of which any property of such Selling Shareholder is the subject which, if determined adversely to such Selling Shareholder, individually or in the aggregate, would prevent or impair the consummation of the transactions contemplated by this Agreement.

(x)          Accurate Disclosure. (A) At the respective times the Registration Statement, as amended by any post-effective amendment thereto as of the time of the first contract of sale for the Shares, and any subsequent post-effective amendments thereto became effective and at the Closing Time, the Registration Statement and any amendments and supplements (including any prospectus wrapper) thereto did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) at the time the preliminary prospectus, the Pricing Disclosure Package, the Prospectus or any amendments or supplements thereto were issued and at the Closing Time, none of the preliminary prospectus, the Pricing Disclosure Package, the Prospectus nor any amendment or supplement thereto included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that the representations and warranties in clauses (A) and (B) above shall (X) only apply to statements or omissions made in reliance upon and in conformity with information relating to such Selling Shareholder furnished in writing by or on behalf of such Selling Shareholder to the Company expressly for use in the Registration Statement, the preliminary prospectus, the Pricing Disclosure Package or the Prospectus or any amendment or supplement thereto, it being understood and agreed that such information consists only of the name of such Selling Shareholder, the number of Shares to be sold by such Selling Shareholder and the address and other information with respect to such Selling Shareholder (excluding percentages) which appear in the preliminary prospectus in the table (and corresponding footnotes) under the caption “Selling Shareholders” (with respect to such Selling Shareholder, the “Selling Shareholder Information,” and (Y) without limiting the foregoing, not apply to statements in or omissions from the Registration Statement, the preliminary prospectus, the Pricing Disclosure Package or the Prospectus or any amendment or supplement thereto made in reliance upon and in strict conformity with information furnished to the Company in writing by any Underwriter through the Representative expressly for use in the Registration Statement, the preliminary prospectus, the Pricing Disclosure Package or the Prospectus or any amendment or supplement thereto, it being understood and agreed that the only such information provided by any Underwriter is that identified as such in SECTION 1(a)(ii) hereof.

(xi)         Tax Compliance. In order to document the Underwriters’ compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, such Selling Shareholder will deliver to the Representative prior to or on the Closing Time a properly completed and executed United States Treasury Department Form W-9 or Form W-8, as applicable (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

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(xii)        There are no affiliations or associations between any member of FINRA and such Selling Shareholder, except as described in the preliminary prospectus and the Prospectus (to the extent any additional underwriters or financial advisors are added to the final prospectus supplement); none of the proceeds received by such Selling Shareholder from the sale of the Shares to be sold by such Selling Shareholder hereunder will be paid to a member of FINRA or any affiliate of (or person “associated with,” as such terms are used in the rules of FINRA) such member, except as described in the preliminary prospectus and the Prospectus (to the extent any additional underwriters or financial advisors are added to the final prospectus supplement).

(c)           Officer’s Certificates. Any certificate signed by any officer of the Company or any of its Subsidiaries or the Selling Shareholders delivered to the Representative or to counsel for the Underwriters pursuant to this Agreement shall be deemed a representation and warranty by the Company and the applicable Selling Shareholder, as the case may be, to each Underwriter as to the matters covered thereby.

SECTION 2.       Sale and Delivery to Underwriters; Closing.

(a)          Shares. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, each Selling Shareholder agrees, severally and not jointly, to sell to each Underwriter, and each Underwriter, severally and not jointly, agrees to purchase from each Selling Shareholder, at the price per share set forth in Schedule A-1, the number of Shares that bears the same proportion to the number of Shares to be sold by such Selling Shareholder as the number of Shares set forth in Schedule A-1 opposite the name of such Underwriter bears to the total number of Shares, plus any additional number of Shares which such Underwriter may become obligated to purchase pursuant to the provisions of SECTION 11 hereof, subject, in each case, to such adjustments among the Underwriters as the Representative in its sole discretion shall make to eliminate any sales or purchases of fractional shares.

(b)          Payment. Each Selling Shareholder, severally and not jointly, will deliver the number of Shares set forth in Schedule A-2 opposite the name of such Selling Shareholder to the Representative through the facilities of DTC for the accounts of the Underwriters, against payment of the purchase price therefor in federal (same day) funds by wire transfer to the bank accounts designated by such Selling Shareholders, at the offices of Covington & Burling LLP, One CityCenter, 850 Tenth Street, N.W., Washington, D.C. 20001 at 9:00 a.m. New York City time, on January 26, 2018 (unless postponed in accordance with the provisions of SECTION 11) or such other time not later than 10 business days after such date as shall be agreed upon by the Representative, the Company and the Selling Shareholders (such time and date of payment and delivery being herein called “Closing Time”). For purposes of Rule 15c6-1 under the Exchange Act, the Closing Time (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of all the Shares.

It is understood that each Underwriter has authorized the Representative, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Shares which it has agreed to purchase. The Representative, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Shares to be purchased by any Underwriter whose funds have not been received by the Closing Time, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

SECTION 3.       Covenants.

(a)          Covenants of the Company. The Company covenants with each Underwriter and each Selling Shareholder as follows:

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(i)          Compliance with Commission Requests. Until the Closing Time, the Company, subject to SECTION 3(a)(ii) hereof will comply with the requirements of Rule 430B, and will notify the Representative promptly, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement or any new registration statement relating to the Shares shall become effective or any amendment or supplement to the Pricing Disclosure Package or the Prospectus shall have been used or filed, as the case may be, including any document incorporated by reference therein, in each case only as permitted by SECTION 3 hereof, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Pricing Disclosure Package or the Prospectus, including any document incorporated by reference therein, or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or any notice of objection to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) or of the issuance of any order preventing or suspending the use of any preliminary prospectus or the Prospectus or any amendment or supplement thereto, or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(d) or 8(e) of the Securities Act concerning the Registration Statement and (v) if the Company becomes the subject of a proceeding under Section 8A of the Securities Act in connection with the offering of the Shares. The Company will effect all filings required under Rule 424(b), in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)), and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. Until the Closing Time, the Company will make every reasonable effort to prevent the issuance of any stop, prevention or suspension order and, if any such order is issued, to obtain the lifting thereof at the earliest possible moment.

(ii)         Payment of Filing Fees. The Company shall pay the required Commission filing fees relating to the Shares within the time required by Rule 456(b)(1)(i) of the Securities Act Regulations without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) of the Securities Act Regulations (including, if applicable, by updating the “Calculation of Registration Fee” table in accordance with Rule 456(b)(1)(ii) either in a post-effective amendment to the Registration Statement or on the cover page of a prospectus filed pursuant to Rule 424(b)).

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(iii)        Continued Compliance with Securities Laws. The Company will comply with the Securities Act, the Securities Act Regulations, the Exchange Act and the Exchange Act Regulations so as to permit the completion of the distribution of the Shares as contemplated in this Agreement and in the Registration Statement, the Pricing Disclosure Package and the Prospectus. If at any time when a prospectus relating to the Shares is (or, but for the exception afforded by Rule 172 of the Securities Act Regulations, would be) required by the Securities Act to be delivered in connection with sales of the Shares ending no later than nine months from the date hereof (the “Delivery Period”) any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to (i) amend the Registration Statement in order that the Registration Statement will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) amend or supplement the Pricing Disclosure Package or the Prospectus in order that the Pricing Disclosure Package or the Prospectus, as the case may be, will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser or (iii) amend the Registration Statement or amend or supplement the Pricing Disclosure Package or the Prospectus, as the case may be, including, without limitation, any document incorporated therein by reference, in order to comply with the requirements of the Securities Act, the Securities Act Regulations, the Exchange Act or the Exchange Act Regulations, the Company will promptly (A) give the Representative written notice of such event or condition, (B) prepare any amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement, the Pricing Disclosure Package or the Prospectus comply with such requirements and, a reasonable amount of time prior to any proposed filing or use, furnish the Representative with copies of any such amendment or supplement and (C) file with the Commission any such amendment or supplement and use its best efforts to have any amendment to the Registration Statement declared effective by the Commission as soon as possible if the Company is no longer eligible to file an automatic shelf registration statement, provided that the Company shall not file or use any such amendment or supplement to which the Representative or counsel for the Underwriters shall object. If, after the date of this Agreement and during any time when a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule), the Company receives notice pursuant to Rule 401(g)(2) under the Securities Act from the Commission or otherwise ceases to be eligible to use the automatic shelf registration form, the Company shall promptly advise the Representative in writing of such notice or ineligibility and will (i) promptly file a new registration statement or post-effective amendment on the proper form relating to the Shares, (ii) use its best efforts to cause such registration statement or post-effective amendment to be declared effective by the Commission as soon as practicable and (iii) promptly notify the Representative in writing of such effectiveness.

(iv)        Filing or Use of Amendments or Supplements. During the Delivery Period, the Company (A) will furnish to the Representative for review, a reasonable period of time prior to the proposed time of filing of any proposed amendment or supplement to the Registration Statement, a copy of each such amendment or supplement, and (B) will not amend or supplement the Registration Statement without the Representative’s prior written consent, which consent shall not be unreasonably withheld or delayed. Prior to amending or supplementing any preliminary prospectus or the Prospectus, the Company shall furnish to the Representative for review, a reasonable amount of time prior to the time of filing or use of the proposed amendment or supplement, a copy of each such proposed amendment or supplement. The Company shall not file or use any such proposed amendment or supplement without the Representative’s prior written consent, which consent shall not be unreasonably withheld or delayed.

(v)         Delivery of Registration Statements. The Company has furnished or will deliver to the Representative and counsel for the Underwriters, without charge, signed copies of the Registration Statement as originally filed and each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the Representative, upon request, without charge, a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits) for each of the Underwriters. Any such signed copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(vi)        Delivery of Prospectuses. The Company has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the Securities Act. The Company will furnish to each Underwriter, without charge, during the Delivery Period, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

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(vii)       Blue Sky Qualifications. The Company will use its best efforts, in cooperation with the Underwriters, to qualify the Shares for offering and sale under the applicable securities laws of such states and non-U.S. jurisdictions as the Representative may designate and to maintain such qualifications in effect during the Delivery Period; provided, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

(viii)      Earnings Statements. The Company will timely file such reports pursuant to the Exchange Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide to the Underwriters the benefits contemplated by, the last paragraph of Section 11(a) of the Securities Act.

(ix)         Listing. The Company will use its best efforts to effect and maintain the listing of the Shares on Nasdaq and will file with Nasdaq all documents and notices required by Nasdaq.

(x)          Restriction on Sale of Securities. During a period of 45 days from the date of this Agreement (the “Lock-Up Period”), the Company will not, without the prior written consent of the Representative, directly or indirectly (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, hypothecate, establish an open “put equivalent position” within the meaning of Rule 16a-1(h) of the Exchange Act Regulations, or otherwise dispose of or transfer any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or file any registration statement under the Securities Act with respect to any of the foregoing or (ii) enter into any swap, hedge or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Shares or such other securities, whether any such swap, hedge or transaction described in clause (i) or (ii) above is to be settled by delivery of any shares of Common Stock or other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Prospectus, or (B) any shares of Common Stock issued or options, restricted stock units or other securities granted pursuant to existing employee benefit plans of the Company referred to in the Prospectus, provided that such options, restricted stock units or other securities shall not be vested and exercisable within the Lock-Up Period. The Company also agrees that during the Lock-Up Period, the Company will not file any registration statement, preliminary prospectus or prospectus, or any amendment or supplement thereto, under the Securities Act for any such transaction or which registers, or offers for sale, Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, except for (i) a Registration Statement on Form S-8 relating to employee benefit plans and (ii) Registration Statements filed pursuant to any registration rights agreement entered into by the Company pursuant to Section 5.1 of any Voting Agreement, dated as of May 19, 2017, between the Company and certain institutional investors.

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(xi)         Reporting Requirements. The Company, during the Delivery Period, will file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by, and each such document will meet the requirements of, the Exchange Act and the Exchange Act Regulations.

(xii)        Lock-Up Agreements. During the Lock-Up Period, the Company will enforce all agreements between the Company and any of its security holders that restrict or prohibit, expressly or in operation, the offer, sale or transfer of shares of Common Stock or securities convertible into or exchangeable or exercisable for any shares of Common Stock, or any of the other actions restricted or prohibited under the terms of the form of “lock-up” agreement. In addition, the Company will direct the transfer agent to place stop transfer restrictions upon any such securities of the Company that are bound by such “lock-up” agreements for the duration of the periods contemplated by such agreements, including, without limitation, “lock-up” agreements entered into by the Company’s officers and directors pursuant to SECTION 6(m) hereof.

(xiii)       Issuer Free Writing Prospectuses. The Company agrees that, unless it obtains the prior written consent of the Representative, it will not make any offer relating to the Shares that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus,” or a portion thereof, required to be filed by the Company with the Commission or retained by the Company under Rule 433; provided, that the Representative will be deemed to have consented to any Issuer General Use Free Writing Prospectuses listed on Schedule B hereto and any “road show that is a written communication” within the meaning of Rule 433(d)(8)(i) that has been reviewed by the Representative. The Company represents that it has treated or agrees that it will treat each such free writing prospectus consented to, or deemed consented to, by the Representative as an Issuer Free Writing Prospectus and that it has complied and will comply with the applicable requirements of Rule 433 with respect thereto, including timely filing with the Commission where required, legending and record keeping. If at any time following issuance of an Issuer Free Writing Prospectus during the Delivery Period there occurred or occurs an event or condition as a result of which such Issuer Free Writing Prospectus included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Representative in writing and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to correct such untrue statement or omission.

(xiv)      Renewal Deadline. If, immediately prior to the third anniversary of the initial effective date of the Registration Statement (the “Renewal Deadline”), any Shares remain unsold by the Underwriters, the Company will, prior to the Renewal Deadline, (i) promptly notify the Representative in writing and (ii) promptly file, if it is eligible to do so, a new automatic shelf registration statement relating to the Shares, in a form and substance satisfactory to the Underwriters. If, at the Renewal Deadline, the Company is not eligible to file an automatic shelf registration statement, the Company will, prior to the Renewal Deadline, (i) promptly notify the Representative in writing of such ineligibility, (ii) promptly file a new shelf registration statement or post-effective amendment on the proper form relating to such Shares, in a form and substance satisfactory to the Underwriters, (iii) use its best efforts to cause such registration statement or post-effective amendment to be declared effective within 60 days after the Renewal Deadline and (iv) promptly notify the Representative in writing of such effectiveness. The Company will take all other action necessary or appropriate to permit the offering and sale of the Shares to continue as contemplated in the expired Registration Statement. References herein to the “Registration Statement” shall include such new automatic shelf registration statement or such new shelf registration statement or post-effective amendment, as the case may be.

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(xv)       DTC. The Company will cooperate with the Underwriters and use its best efforts to permit the Shares to be eligible for clearance, settlement and trading through the facilities of DTC.

(xvi)      Investment Company Act. During the Delivery Period, the Company shall not invest in such a manner as could require the Company or any of the Subsidiaries to register as an investment company under the Investment Company Act.

(xvii)     Regulation M. The Company will not take, and will ensure that no affiliate of the Company will take, directly or indirectly, any action designed to cause or result in or which constitutes or might reasonably be expected to constitute stabilization or manipulation of the price of the Shares or any reference security with respect to the Shares, whether to facilitate the sale or resale of the Shares or otherwise, and the Company will, and shall cause each of its affiliates to, comply with all applicable provisions of Regulation M.

(xviii)    Transfer Agent. The Company shall maintain a registrar and transfer agent for the Shares.

(xix)       Sarbanes-Oxley Act. The Company and its Subsidiaries will comply with all effective applicable provisions of the Sarbanes-Oxley Act.

(xx)        Taxes. The Company will indemnify and hold harmless the Underwriters against any documentary, stamp, issue or similar tax, including any interest and penalties, on the creation, issue and sale of the Shares and on the execution and delivery of this Agreement. All payments to be made by the Company hereunder shall be made without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever unless the Company is compelled by law to deduct or withhold such taxes, duties or charges. In that event, the Company shall pay such additional amounts as may be necessary in order that the net amounts received after such withholding or deduction shall equal the amounts that would have been received if no withholding or deduction had been made.

(xxi)       Trademarks. Upon request of any Underwriter, to furnish, or cause to be furnished, to such Underwriter an electronic version of the Company’s trademarks, servicemarks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the Shares (the “License”); provided that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred.

(b)          Covenants of the Selling Shareholders. Each Selling Shareholder, severally and not jointly, covenants with each Underwriter and the Company as follows:

(i)           Regulation M. Such Selling Shareholder will not take, directly or indirectly, any action designed to cause or result in or which constitutes or might reasonably be expected to constitute stabilization or manipulation of the price of the Shares or any reference security (as defined in Regulation M under the Exchange Act) with respect to the Shares, to facilitate the sale or resale of the Shares or otherwise, and such Selling Shareholder will, and shall cause each of its subsidiaries to, comply with all applicable provisions of Regulation M with respect to the Shares.

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(ii)         Important Information. Such Selling Shareholder will advise you promptly, and if requested by you, will confirm such advice in writing, during the period when a prospectus relating to the Shares is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule), of (A) any Material Adverse Effect of which such Selling Shareholder becomes aware, without need for independent investigation or (B) any change in the Selling Shareholder Information with respect to such Selling Shareholder that is contained in the Registration Statement, any preliminary prospectus, the Pricing Disclosure Package, the Prospectus or any amendment or supplement thereto.

(iii)        Prior to the second business day prior to the Closing Time, each Selling Shareholder will deliver to the transfer agent and registrar for the Common Stock, Computershare, Inc. (the “Transfer Agent”), such Selling Shareholder’s Shares (to the extent such Shares are not as of the date of this Agreement already held by such Selling Shareholder on the stock record books of the Company in book-entry form), including an irrevocable stock power duly executed in blank and/or an instruction letter as requested by the Transfer Agent at a guarantee level acceptable to the Transfer Agent and such additional documentation as the Transfer Agent, the Company or the Representative may reasonably request to effectuate or confirm compliance with any of the provisions of this SECTION 3(b)(iii) and to authorize and direct the Transfer Agent: (A) to hold such book-entry security entitlements deposited with the Transfer Agent representing such Selling Shareholder’s Shares in its custody (to the extent such Shares are not as of the date of this Agreement already held by such Selling Shareholder on the stock record books of the Company in book-entry form); and (B) to take all necessary action at the Closing Time (i) to cause the Shares to be transferred on the stock record books of the Company in order to effect such sale (including the names in which new book-entry security entitlements for the Shares are to be issued and the denominations thereof, in each case as provided by the Representative), and (ii) to deliver to or for the account of the Underwriters, the book-entry security entitlements evidencing the Shares with appropriate stock powers or other instruments of transfer duly endorsed or in blank against payment of the purchase price to be paid for such Shares.

(iv)        Tax Compliance. Such Selling Shareholder will deliver to the Representative, prior to or at the Closing Time, a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by the Treasury Department regulations in lieu thereof) in order to facilitate the Underwriters’ documentation of their compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibilities Act of 1982 with respect to the transactions contemplated by this Agreement.

(v)         No Free Writing Prospectuses. Each Selling Shareholder, severally and not jointly, represents and agrees that it has not made and will not make any offer relating to the Shares that would constitute a “free writing prospectus” as defined in Rule 405 under the Securities Act.

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SECTION 4.       Payment of Expenses.

(a)          Expenses. Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company covenants and agrees with the several Underwriters and Selling Shareholders that the Company will pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement and all expenses of the Selling Shareholders incident to the performance of their obligations under this Agreement or otherwise incurred by the Selling Shareholders in connection with this Agreement or the transactions contemplated hereby, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of this Agreement and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Shares, (iii) the delivery to the Underwriters of copies of each preliminary prospectus, each Issuer Free Writing Prospectus and the Prospectus and any amendments or supplements thereto and any costs associated with electronic delivery of any of the foregoing by the Underwriters to investors, (iv) the preparation, issuance and delivery of the Shares to the Underwriters, (v) the fees and disbursements of the Company’s and the Selling Shareholders’ respective counsel, accountants and other advisors, (vi) the qualification of the Shares under securities laws in accordance with the provisions of SECTION 3(a)(vii) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation, printing and delivery to the Underwriters of the Blue Sky Survey and any supplement thereto, and the fees and expenses of making the Shares eligible for clearance, settlement and trading through the facilities of DTC, (vii) the fees and expenses of any transfer agent or registrar for the Shares, (viii) the costs and expenses of the Company and the Selling Shareholders relating to investor presentations on any “road show” undertaken in connection with the marketing of the Shares, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel and lodging expenses of the representatives and officers of the Company and the Selling Shareholders and any such consultants, and the cost of aircraft and other transportation chartered in connection with the road show, (ix) any filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters incurred in connection with determining the Underwriters’ compliance with FINRA rules and regulations applicable to their participation in the offering and the sale of the Shares, (x) the fees and expenses incurred in connection with the listing of the Shares on Nasdaq, (xi) the costs and expenses (including, without limitation, any damages or other amounts payable in connection with legal or contractual liability) associated with the reforming of any contracts for sale of the Shares made by the Underwriters caused by a breach of the representation contained in the second sentence of SECTION 1(a)(ii) and the legal fees and expenses (including fees and disbursements of the counsel for the Underwriters), and marketing, syndication and travel expenses and any expenses related to an investor presentation and/or roadshow that are incurred by the Underwriters; provided, that the Company will have no obligation to pay or cause to be paid any underwriting discounts, selling commissions or stock transfer taxes applicable to the sale of the Shares to the Underwriters hereunder, which expenses shall be paid, severally and not jointly, by the Selling Shareholders.

(b)          Termination of Agreement. If this Agreement is terminated by the Representative in accordance with the provisions of SECTION 6, SECTION 10(a) or SECTION 11 hereof, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

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SECTION 5.       Use of Free Writing Prospectuses by Underwriters. Each Underwriter represents and agrees that, unless it obtains the prior consent of the Company and the Representative, it has not made and will not make any offer relating to the Shares that would constitute an Issuer Free Writing Prospectus, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission.

SECTION 6.       Conditions of Underwriters’ Obligations. The obligations of the several Underwriters to purchase the Shares at the Closing Time as provided herein are subject to the accuracy of the representations and warranties of the Company and the Selling Shareholders contained herein or in certificates of any officer of the Company or any of its Subsidiaries or any Selling Shareholder delivered pursuant to the provisions hereof, to the performance by the Company and each Selling Shareholder of its covenants and other obligations hereunder, and to the following further conditions:

(a)          Effectiveness of Registration Statement, etc. The Registration Statement was filed by the Company with the Commission and has been declared effective not earlier than three years prior to the date hereof. Each preliminary prospectus, each Issuer Free Writing Prospectus and the Prospectus shall have been filed as required by Rule 424(b) (without reliance on Rule 424(b)(8)) and Rule 433, as applicable, within the time period prescribed by, and in compliance with, the Securities Act Regulations. At the Closing Time, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto shall have been issued under the Securities Act or proceedings therefor initiated or threatened by the Commission, no notice of objection to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) has been received by the Company, no order preventing or suspending the use of any preliminary prospectus or the Prospectus or any amendment or supplement thereto has been issued and no proceedings for any of those purposes have been instituted or are pending or, to the Company’s knowledge, contemplated. The Company has complied with each request (if any) from the Commission for additional information with respect to the Registration Statement. The Company shall have paid the required Commission filing fees relating to the Shares within the time period required by Rule 456(b)(1)(i) of the Securities Act Regulations without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) of the Securities Act Regulations and, if applicable, shall have updated the “Calculation of Registration Fee” table in accordance with Rule 456(b)(1)(ii) either in a post-effective amendment to the Registration Statement or on the cover page of a prospectus filed pursuant to Rule 424(b).

(b)          Opinion of Counsel for Company. At the Closing Time, the Representative shall have received the favorable opinion, dated as of the Closing Time of each of (i) Troutman Sanders LLP, counsel for the Company, and (ii) Rachael R. Lape, Senior Vice President, General Counsel and Corporate Secretary of the Company, each in form and substance reasonably satisfactory to the Representative and substantially in the form of Exhibit A-1 and Exhibit A-2 hereto.

(c)          Opinion of Counsel for Underwriters. At the Closing Time, the Representative shall have received the favorable opinion, dated as of the Closing Time, of Covington & Burling LLP, counsel for the Underwriters, in form and substance reasonably satisfactory to the Representative. In giving such opinion, such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal securities laws of the United States, upon the opinions of counsel satisfactory to the Representative. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers and other representatives of the Company and its Subsidiaries and certificates of public officials.

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(d)          Officers’ Certificate of the Company. At the Closing Time, the Representative shall have received a certificate of the Chief Executive Officer or the President of the Company and of the chief financial or chief accounting officer of the Company, dated as of Closing Time to the effect that (i) there has been no Material Adverse Effect, (ii) the representations and warranties of the Company in this Agreement are true and correct with the same force and effect as though expressly made at and as of the Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time, and (iv) the conditions specified in SECTION 6(a) hereof have been satisfied.

(e)          Comfort Letters. At the time of the execution of this Agreement, the Representative shall have received from each of (i) EY with respect to the Company, and (ii) KPMG with respect to Xenith, a letter, dated as of such date, in form and substance reasonably satisfactory to the Representative, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and financial information contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(f)           Bring-down Comfort Letter. At the Closing Time, the Representative shall have received from (i) EY with respect to the Company, and (ii) KPMG with respect to Xenith, a letter, dated as of the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to SECTION 6(e) hereof, except that the specified date referred to shall be a date not more than three business days prior to the Closing Time.

(g)          Certificate of the Chief Financial Officer. At the Closing Time, the Representative shall have received a certificate executed by the Chief Financial Officer, in form and substance reasonably satisfactory to the Representative.

(h)          Opinion of Counsel for Each of the Selling Shareholders. At the Closing Time, the Representative shall have received the favorable opinion, dated as of the Closing Time, of each of (i) Wachtell, Lipton, Rosen & Katz, counsel for Carlyle Financial Services Harbor, L.P. and (ii) Milbank, Tweed, Hadley & McCloy LLP, counsel for ACMO-HR, L.L.C., in each case in form and substance reasonably satisfactory to the Representative and substantially in the form of Exhibit B-1 and Exhibit B-2 hereto.

(i)           Officers’ Certificate of Each of the Selling Shareholders. At the Closing Time, the Representative shall have received a certificate from each of the Selling Shareholders, dated as of the Closing Time, to the effect that (i) the representations and warranties of such Selling Shareholder in this Agreement are true and correct with the same force and effect as though expressly made at and as of the Closing Time and (ii) such Selling Shareholder has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time.

(j)           Tax Compliance for Selling Shareholders. If any Selling Shareholder is not a U.S. person for U.S. federal income tax purposes, the Company will deliver to each Underwriter (or its agent), on or before the Closing Time, (A) a certificate with respect to the Company’s status as a “United States real property holding corporation,” dated not more than 30 days prior to the Closing Time, as described in Treasury Regulations Sections 1.897-2(h) and 1.1445-2(c)(3), and (B) proof of delivery to the United States Internal Revenue Service of the required notice, as described in Treasury Regulations 1.897-2(h)(2).

(k)          Approval of Listing. The Common Stock (including the Shares) is registered pursuant to Section 12(b) of the Exchange Act and is listed on Nasdaq, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from Nasdaq, nor has the Company received any notification that the Commission or Nasdaq is contemplating terminating such registration or listing.

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(l)           No Important Changes. Since the execution of this Agreement, (i) in the judgment of the Representative, since the respective date hereof or the respective dates of which information is given in the Registration Statement, the Pricing Disclosure Package or the Prospectus, there shall not have occurred any Material Adverse Effect, and (ii) there shall not have been any decrease in or withdrawal of the rating of any debt securities or preferred securities of the Company or any of its subsidiaries by any “nationally recognized statistical rating organization” (as defined for purposes of Section 3(a)(62) of the Exchange Act) or any notice given of any intended or potential decrease in or withdrawal of any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

(m)          Lock-up Agreements. At the date of this Agreement, the Representative shall have received an agreement substantially in the form of Exhibit C hereto signed by the persons listed on Schedule D hereto.

(n)          Delivery of Prospectus. The Company shall have complied with the provisions hereof with respect to the furnishing of prospectuses, in electronic or printed format, on the business day next succeeding the date of this Agreement.

(o)          No Termination Event. On or after the date hereof, there shall not have occurred any of the events, circumstances or occurrences set forth in SECTION 10(a).

(p)          No Legal Impediment to Issuance and/or Sale. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that remains in effect and would, as of the Closing Time, prevent the sale of the Shares by the Selling Shareholders; and no injunction or order of any federal, state or foreign court shall have been issued that remains in effect and would, as of the Closing Time, prevent the sale of the Shares by the Selling Shareholders.

(q)          Good Standing. The Representative shall have received on and as of the Closing Time satisfactory evidence of the good standing of the Company and the Bank in their respective jurisdictions of organization, in each case in writing or any standard form of telecommunication from the appropriate governmental authorities of such jurisdictions.

(r)          Additional Documents. On the Closing Time, counsel for the Underwriters shall have been furnished with such documents, opinions and certificates as they may reasonably require for the purpose of enabling them to pass upon the sale of the Shares as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the sale of the Shares as herein contemplated shall be in form and substance reasonably satisfactory to the Representative and counsel for the Underwriters.

(s)          Termination of Agreement. If any condition specified in this SECTION 6 shall not have been fulfilled when and as required to be fulfilled, this Agreement, may be terminated by the Representative by notice to the Company and the Selling Shareholders at any time prior to Closing Time and such termination shall be without liability of any party to any other party except as provided in SECTION 4 and except that SECTION 1, SECTION 4, SECTION 7, SECTION 8, SECTION 9, SECTION 14, SECTION 15, SECTION 16 and SECTION 17 shall survive any such termination and remain in full force and effect.

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SECTION 7.       Indemnification.

(a)          Indemnification of Underwriters and Selling Shareholders by the Company. The Company, agrees to indemnify and hold harmless each Underwriter and each Selling Shareholder, their respective affiliates (as such term is defined in Rule 501(b) of the Securities Act Regulations (each, an “Affiliate”)), selling agents, officers, partners, managers and directors and each person, if any, who controls any Underwriter or Selling Shareholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act as follows:

(i)          against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including any information deemed to be a part thereof pursuant to Rule 430B, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus, any Issuer Free Writing Prospectus, the Pricing Disclosure Package or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission in any preliminary prospectus, any Issuer Free Writing Prospectus, the Pricing Disclosure Package or the Prospectus (or any amendment or supplement thereto) of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii)         against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to SECTION 7(e) hereof) any such settlement is effected with the written consent of the Company;

(iii)        against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in the Registration Statement (or any amendment thereto), including any information deemed to be a part thereof pursuant to Rule 430B, or in any preliminary prospectus, any Issuer Free Writing Prospectus, the Pricing Disclosure Package or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with the Underwriter Information or the Selling Shareholder Information.

(b)          Indemnification of Underwriters and the Company by the Selling Shareholders. Each of the Selling Shareholders, severally and not jointly, and in accordance with the terms of this SECTION 7(b), agrees to indemnify and hold harmless the Company and each Underwriter, the Underwriter’s Affiliates, and its selling agents, officers, partners, managers and directors, each of the Company’s directors, each of the Company’s officers who signed the Registration Statement, and each person, if any who controls the Company or any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in SECTION 7(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including any information deemed to be a part thereof pursuant to Rule 430B, or in any preliminary prospectus, any Issuer Free Writing Prospectus, the Pricing Disclosure Package or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with such Selling Shareholder’s Selling Shareholder Information. The liability of each Selling Shareholder under this Agreement shall be limited to an amount equal to the initial public offering price of the Shares sold by such Selling Shareholder, less the pro rata underwriting discount, as set forth on the front cover page of the Prospectus, applicable to such Shares.

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(c)          Indemnification of Company, Directors and Officers and Selling Shareholders by the Underwriters. Each Underwriter severally agrees to indemnify and hold harmless the Company, each Selling Shareholder, each of the Company’s directors, each of the Company’s officers who signed the Registration Statement, and each person, if any, who controls the Company or a Selling Shareholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in SECTION 7(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including any information deemed to be a part thereof pursuant to Rule 430B, or in any preliminary prospectus, any Issuer Free Writing Prospectus, the Pricing Disclosure Package or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with the Underwriter Information.

(d)          Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to SECTION 7(a) or SECTION 7(b) hereof, counsel to the indemnified parties shall be selected by the Representative, and, in the case of parties indemnified pursuant to SECTION 7(c) hereof, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, that counsel to the indemnifying party shall not (except with the prior written consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this SECTION 7 or SECTION 8 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(e)          Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by SECTION 7(a)(ii) effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 45 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

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SECTION 8.       Contribution. If the indemnification provided for in SECTION 7 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders, on the one hand, and the Underwriters, on the other hand, from the offering of the Shares pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Shareholders on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

The relative benefits received by the Company and the Selling Shareholders, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Shares pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Shares pursuant to this Agreement (before deducting expenses) received by the Company and the Selling Shareholders, on the one hand, and the total underwriting discounts received by the Underwriters, on the other hand, in each case as set forth on the cover of the Prospectus, bear to the aggregate initial public offering price of the Shares as set forth on the cover of the Prospectus.

The relative fault of the Company and the Selling Shareholders, on the one hand and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Shareholders or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this SECTION 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this SECTION 8. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this SECTION 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding any other provision of this SECTION 8, (i) no Underwriter shall be required to contribute any amount in excess of the underwriting discount received by such Underwriter in connection with the Shares underwritten by it and distributed to the public and (ii) no Selling Shareholder shall be required to contribute any amount in excess of an amount equal to the initial public offering price of the Shares sold by such Selling Shareholder, less the pro rata underwriting discount, as set forth on the front cover page of the Prospectus, applicable to such Shares. The contribution obligations of the Selling Shareholders pursuant to this SECTION 8 shall be several and shall not be joint.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ respective obligations to contribute pursuant to this SECTION 8 are several in proportion to the number of Shares set forth opposite their respective names in Schedule A-1 hereto and not joint.

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For purposes of this SECTION 8, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each Underwriter’s Affiliates, officers, directors, partners, managers and selling agents shall have the same rights to contribution as such Underwriter; each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company; and each Selling Shareholder’s Affiliates, officers, partners, managers and directors and each person, if any, who controls a Selling Shareholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Selling Shareholder.

SECTION 9.      Representations, Warranties and Agreements to Survive. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company, any of its Subsidiaries or the Selling Shareholders submitted pursuant hereto shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Underwriter or its Affiliates, officers, directors and or selling agents, any person controlling any Underwriter or the Company’s officers or directors or any person controlling the Company and (ii) delivery of and payment for the Shares.

SECTION 10.     Termination of Agreement.

(a)          Termination. The Representative may terminate this Agreement, by notice to the Company and the Selling Shareholders, at any time at or prior to the Closing Time, (i) if there has been, in the judgment of the Representative, since the time of execution of this Agreement or since the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package or the Prospectus, any Material Adverse Effect, (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, including without limitation as a result of terrorist activities, in each case the effect of which is such as to make it, in the judgment of the Representative, impracticable or inadvisable to market the Shares or to enforce contracts for the sale of the Shares, (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or Nasdaq, (iv) if trading generally on the New York Stock Exchange or Nasdaq has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by order of the Commission, FINRA or any other governmental agency or body, (v) if a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or with respect to Clearstream or Euroclear systems in Europe, or (vi) if a banking moratorium has been declared by either federal, New York or the Commonwealth of Virginia authorities.

(b)          Selling Shareholders. If one or more of the Selling Shareholders shall fail to sell and deliver to the Underwriters the Shares to be sold and delivered by such Selling Shareholders at the Closing Time pursuant to this Agreement, then the Underwriters may at their option, by written notice from the Representative to the Company and the Selling Shareholders, either (a) terminate this Agreement without any liability on the part of any Underwriter or, except as provided in SECTION 4 or SECTION 8 hereof, the Company or the other Selling Shareholders, or (b) purchase the shares which the Selling Shareholders have agreed to sell and deliver in accordance with the terms hereof. If one or more of the Selling Shareholders shall fail to sell and deliver to the Underwriters the Shares to be sold and delivered by such Selling Shareholders pursuant to this Agreement at the Closing Time, then the Underwriters shall have the right, by written notice from the Representative to the Company and the Selling Shareholders, to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes to the Registration Statement or the Prospectus or any other documents or arrangements may be effected.

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(c)          Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in SECTION 4 hereof, and provided further that SECTION 1, SECTION 4, SECTION 7, SECTION 8, SECTION 9, SECTION 14, SECTION 15, SECTION 16 and SECTION 17 shall survive such termination and remain in full force and effect.

SECTION 11.    Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at the Closing Time to purchase the Shares which it or they are obligated to purchase under this Agreement (the “Defaulted Shares”), the Representative shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Shares in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representative shall not have completed such arrangements within such 24-hour period, then:

(i)          if the number of Defaulted Shares does not exceed 10% of the number of Shares to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

(ii)         if the number of Defaulted Shares exceeds 10% of the number of Shares to be purchased on such date, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

In the event of any such default which does not result in a termination of this Agreement, either (i) the Representative or (ii) the Company and any Selling Shareholder shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement, the Pricing Disclosure Package or the Prospectus or in any other documents or arrangements. As used herein, the term “Underwriter” includes any person substituted for an Underwriter under this SECTION 11.

SECTION 12.    Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representative care of KBW at 787 Seventh Avenue, 4th Floor, New York, New York 10019, attention of Michael C. Garea, Director, Capital Markets, e-mail: mgarea@kbw.com, with a copy (which shall not constitute notice) to Covington & Burling LLP, One CityCenter, 850 Tenth Street, N.W., Washington, D.C. 20001, attention of Frank M. Conner III, email: RConner@cov.com; and notices to the Company shall be directed to it at 1051 East Cary Street, Suite 1200, Richmond, Virginia 23219, attention of John C. Asbury, President and Chief Executive Officer, e-mail: john.asbury@bankatunion.com, with a copy (which shall not constitute notice) to Troutman Sanders LLP, Troutman Sanders Building, 1001 Haxall Point, Richmond, Virginia 23219, attention of Jacob A. Lutz, III, e-mail: jake.lutz@troutman.com, and notices to the Selling Shareholders shall be directed to them at the respective addresses set forth on Schedule A-2.

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SECTION 13.   No Advisory or Fiduciary Relationship. The Company and the Selling Shareholders each acknowledge and agree that (a) the purchase and sale of the Shares pursuant to this Agreement, including the determination of the initial public offering price of the Shares and any related discounts and commissions, is an arm’s-length commercial transaction between the several Selling Shareholders, on the one hand, and the several Underwriters, on the other hand, (b) in connection with the offering of the Shares and the process leading thereto, each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Company or any of its Subsidiaries and the Selling Shareholders or their respective shareholders, creditors, employees or any other party, (c) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Company or its Subsidiaries and the Selling Shareholders in connection with the offering of the Shares or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or any of its Subsidiaries and the Selling Shareholders on other matters) or any other obligation to the Company or its Subsidiaries and the Selling Shareholders in connection with the offering of the Shares except the obligations expressly set forth in this Agreement, (d) the Underwriters and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company or its Subsidiaries and the Selling Shareholders, and (e) the Underwriters have not provided any legal, accounting, financial, regulatory or tax advice in connection with the offering of the Shares and the Company and its Subsidiaries and each Selling Shareholder has consulted its own respective legal, accounting, financial, regulatory and tax advisors to the extent it deemed appropriate.

SECTION 14.    Parties. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company, and the Selling Shareholders and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Company, the Selling Shareholders and their respective successors and the controlling persons, Affiliates, partners, managers, selling agents, officers and directors referred to in SECTION 7 and SECTION 8 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Company, the Selling Shareholders and their respective successors, and said controlling persons, Affiliates, selling agents, officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Shares from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

SECTION 15.    Trial by Jury. Each of the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its shareholders and affiliates) and the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

SECTION 16.     GOVERNING LAW. THIS AGREEMENT, ANY TRANSACTION CONTEMPLATED HEREUNDER, AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAWS OF THE STATE OF NEW YORK.

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SECTION 17.    Consent to Jurisdiction. Each of the parties hereto agrees that any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby shall be instituted in (i) the federal courts of the United States of America located in the City and County of New York, Borough of Manhattan or (ii) the courts of the State of New York located in the City and County of New York, Borough of Manhattan (collectively, the “Specified Courts”), and irrevocably submits to the exclusive jurisdiction of, and to venue in (except for proceedings instituted in regard to the enforcement of a judgment of any Specified Court, as to which such jurisdiction is non-exclusive) the Specified Courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth herein shall be effective service of process for any suit, action or proceeding brought in any Specified Court. Each of the parties hereto irrevocably and unconditionally waives any objection to the laying of venue of any suit, action or proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any Specified Court that any such suit, action or proceeding brought in any Specified Court has been brought in an inconvenient forum.

SECTION 18.     TIME. TIME SHALL BE OF THE ESSENCE OF THIS AGREEMENT. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

SECTION 19.     Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. The exchange of copies of this Agreement and of signature pages by facsimile or other electronic means shall constitute effective execution and delivery of this Agreement by the parties hereto and may be used in lieu of the original signature pages to this Agreement for all purposes.

SECTION 20.    Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

SECTION 21.     Entire Agreement; Amendments. Except for that certain letter agreement entered into by the Selling Shareholders and the Company, dated as of the date hereof, this Agreement constitutes the entire Agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party that the condition is meant to benefit.

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If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters, the Company and the Selling Shareholders in accordance with its terms.

Very truly yours,

UNION BANKSHARES CORPORATION

/s/ John C. Asbury
Name:	John C. Asbury
Title:	President & CEO

[Signature Page to Underwriting Agreement]

selling shareholders

CARLYLE FINANCIAL SERVICES HARBOR, L.P.

/s/ James F. Burr
Name:	James F. Burr
Title:	Authorized Signatory

[Signature Page to Underwriting Agreement]

ACMO-HR, L.L.C.

/s/ Natalie Birrell
Name:	Natalie Birrell
Title:	Chief Operating Officer

[Signature Page to Underwriting Agreement]

CONFIRMED AND ACCEPTED,

as of the date first above written:

KEEFE, BRUYETTE & WOODS, INC.

By:	/s/ Lisa J. Schultz
	Name:	Lisa J. Schultz
	Title:	Managing Director

For itself and as Representative of the other Underwriters named in Schedule A-1 hereto.

[Signature Page to Underwriting Agreement]

SCHEDULE A-1

The public offering price per share for the Shares shall be $38.00.

The purchase price per share for the Shares to be paid by the several Underwriters shall be $36.86, being an amount equal to the public offering price set forth above less $1.14 per share.

Name of Underwriter	Number of Shares
Keefe, Bruyette & Woods, Inc.	3,172,772
Sandler O’Neill + Partners, L.P.	2,379,577
Raymond James & Associates, Inc.	1,586,385
Barclays Capital Inc.	793,192
Total	7,931,926

SCHEDULE A-2

Selling ShareholderS	Number of Shares to be Sold
Carlyle Financial Services Harbor, L.P.	3,965,963

ACMO-HR, L.L.C.	3,965,963

Total:	7,931,926

Address For Notices

Carlyle Financial Services Harbor, L.P.

c/o The Carlyle Group

1001 Pennsylvania Avenue, NW

Suite 220 South

Washington, DC 20004-2505

Attn: James Burr

Email: jim.burr@carlyle.com

With a copy (which shall not constitute notice) to:

Wachtell, Lipton, Rosen & Katz

51 West 52nd Street

New York, NY 10019

Attn:	Matthew M. Guest
Jacob A. Kling
Fax:	(212) 403-2000
Email:	MGuest@wlrk.com
JAKling@wlrk.com

ACMO-HR, L.L.C.

c/o Anchorage Capital Group, L.L.C.

610 Broadway

6th Floor

New York, New York 10012

Attn: David Young

Tel: (212) 432-4600

With a copy (which shall not constitute notice) to:

Milbank, Tweed, Hadley & McCloy LLP

28 Liberty Street

New York, New York 10005

Attn: Douglas Landy, Esq.

Tel: (212) 530-5000

SCHEDULE B

Issuer Free Writing Prospectuses

•	Investor Presentation of the Company, dated January 23, 2018

•	Pricing information conveyed orally to investors: The public offering price per share for the Shares shall be $38.00.

SCHEDULE C

Subsidiaries of the Company

Union Bank & Trust

Union Mortgage Group, Inc.

Union Insurance Group, LLC

Carmel Church Properties, LLC

UB Properties, LLC

Manquin Properties, LLC

VCDC Dogwood Equity Fund, LLC

Guaranty Investments Corporation

King Carter, LLC

UB Eight, LLC

Union Service Corporation

Union Bank Community Development Corporation

Union Bankshares Corporation Statutory Trust I

Union Bankshares Corporation Statutory Trust II

VFG Limited Liability Trust (assumed January 1, 2014)

FNB (VA) Statutory Trust II (assumed January 1, 2014)

Old Dominion Capital Management, Inc.

MP Interests, LLC

Gateway Capital Statutory Trust I

Gateway Capital Statutory Trust II

Gateway Capital Statutory Trust III

Gateway Capital Statutory Trust IV

XB Holdings I, LLC

Gateway Bank Mortgage, Inc.

Gateway Insurance Services, Inc.

GBTC VA, Inc.

GBTC, Inc.

XB Part Holdings, LLC

VBB Real Estate Holdings, LLC

SCHEDULE D

Persons Delivering Lock-Up Agreements

Executive Officers

John C. Asbury

David G. Bilko

M. Dean Brown

Robert M. Gorman

Loreen A. LaGatta

David V. Ring

John G. Stallings

Non-Employee Directors

L. Bradford Armstrong

G. William Beale

Glen C. Combs

Patrick E. Corbin

Beverley E. Dalton

Gregory L. Fisher

Daniel I. Hansen

Jan S. Hoover

Patrick J. McCann

W. Tayloe Murphy Jr.

Alan W. Myers

Thomas P. Rohman

Linda V. Schreiner

Raymond L. Slaughter

Raymond D. Smoot Jr.

Thomas G. Snead, Jr.

Charles W. Steger

Ronald L. Tillett

Keith L. Wampler

EXHIBIT C

Form of Lock-Up Agreement

Keefe, Bruyette & Woods, Inc.

787 Seventh Avenue, 4th Floor

New York, New York 10019

As Representative of the several Underwriters

Re:	Proposed Public Offering by Union Bankshares Corporation

Ladies and Gentlemen:

The undersigned, an executive officer and/or director of Union Bankshares Corporation, a Virginia corporation (the “Company”), understands that Keefe, Bruyette & Woods, Inc. (“KBW” or the “Representative”),as representative of the several Underwriters (each an “Underwriter” and collectively, the “Underwriters”), propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with the Company providing for the public offering (the “Offering”) of shares of the Company’s common stock, par value $1.33 per share (the “Common Stock”).

In recognition of the benefit that the Offering will confer upon the undersigned as an executive officer and/or director of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each Underwriter to be named in the Underwriting Agreement that, commencing on the date hereof and ending on, and including, the date that is 45 days from the date of the Underwriting Agreement (such 45-day period being referred to herein as the “Lock-Up Period”), the undersigned will not (and will cause any spouse or immediate family member (as defined in Rule 16a-1(e) under the Securities Exchange Act of 1934, as amended, referred to herein as the “Exchange Act”)) of the spouse or the undersigned living in the undersigned’s household, any partnership, corporation or other entity within the undersigned’s control, and any trustee of any trust that holds Common Stock or other securities of the Company for the benefit of the undersigned or such spouse or family member not to), without the prior written consent of the Representative, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, hypothecate, establish an open “put equivalent position” within the meaning of Rule 16a-1(h) under the Exchange Act, or otherwise dispose of or transfer any shares of Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or exercise any right with respect to the registration of any of the foregoing, or file or cause to be filed any registration statement in connection therewith under the Securities Act of 1933, as amended (the “Securities Act”), (ii) enter into any swap, hedge or any other agreement or any transaction that transfers, in whole or in part, the economic consequence of ownership of the Common Stock, whether any such swap, hedge or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise, or (iii) publicly disclose the intention to make any such offer, pledge, sale or disposition, or to enter into any such swap, hedge, transaction or other arrangement.

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Notwithstanding the foregoing, (A) the foregoing restrictions shall not apply to (i) pledges in a bona fide transaction that are in effect as of the date hereof to a lender to the undersigned, as disclosed in writing to the Representative and (ii) sales of shares of Common Stock pursuant to any contract, instruction or plan in effect on the date hereof that satisfies the requirements of Rule 10b5-1(c)(1)(i)(B) (a “10b5-1 Plan”); and (B) the undersigned may transfer the undersigned’s shares of Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock (i) as a bona fide gift or gifts, provided that the donee or donees agree to be bound in writing by the restrictions set forth herein; (ii) to any corporation, trust, family limited partnership or other entity for the direct or indirect benefit of the undersigned or the immediate family of the undersigned; provided, that the trustee of the trust or general partner of the family limited partnership, as the case may be, agrees to be bound by the restrictions set forth herein; and provided further, that any such transfer shall not involve a disposition for value; (iii) to the Company, to satisfy any tax withholding obligations of the Company or the undersigned, or to satisfy the exercise price of stock options by the undersigned, upon the exercise or vesting of equity awards outstanding or hereinafter granted under any exercise by the undersigned of stock options or vesting of outstanding restricted stock awards or other similar equity incentive awards that have been granted by the Company prior to, and are outstanding as of, the date of the Underwriting Agreement (or are granted after the date of the Underwriting Agreement pursuant to a plan or arrangement that is in place prior to the date of the Underwriting Agreement); or (iv) with the prior written consent of the Representative.

The undersigned represents and warrants that the undersigned beneficially owns the shares of Common Stock covered by this Lock-Up Agreement and that the undersigned now has and, except as contemplated by clauses (B)(i) through (B)(iv) above, for the duration of this Lock-Up Agreement will have good and marketable title to the undersigned’s shares of Common Stock, free and clear of all liens, encumbrances, and claims whatsoever. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s shares of Common Stock, except in compliance with this Lock-Up Agreement. In furtherance of the foregoing, the Company and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Agreement.

In addition, the undersigned agrees that, during the Lock-Up Period, without the prior written consent of the Representative (which consent may be withheld in its sole discretion): (i) the undersigned will not request, make any demand for or exercise any right with respect to, the registration of any Common Stock or any shares of Common Stock or securities convertible into or exchangeable or exercisable for any shares of Common Stock (“Related Securities”) and (ii) the undersigned waives any and all notice requirements and rights with respect to the registration of any shares of Common Stock or Related Securities pursuant to any agreement, understanding or otherwise to which the undersigned is a party.

The undersigned represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. The undersigned agrees that the provisions of this Lock-Up Agreement shall be binding also upon the successors, assigns, heirs and personal representatives of the undersigned.

The undersigned understands that, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the shares of Common Stock to be sold thereunder, the undersigned shall be released from all obligations under this Lock-Up Agreement. Notwithstanding anything herein to the contrary, this agreement shall automatically terminate and be of no further effect as of 5:00 p.m. New York City time on March 1, 2018, if a closing for the Offering has not yet occurred as of that time.

This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws principles that would result in the application of any law other than the laws of the State of New York.

[Signature page follows]

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The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the Offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

Very truly yours,

Signature:

Print Name:

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